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                                                                    EXHIBIT 13.1

 CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 20-F of WiderThan Co., Ltd. (the "Company") for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sang Jun Park, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 12, 2006


/s/ Sang Jun Park
-------------------------------------
Sang Jun Park
Chief Executive Officer
(principal executive officer)